UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 12, 2021

ADIENT PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25-28 North Wall Quay, IFSC Dublin 1, Ireland D01 H104
(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value $0.001	ADNT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 12, 2021, Adient plc (“Adient”), Adient Asia Holdings Co., Ltd. (“Adient Asia”), Qiyue (Shanghai) Trading Co., Ltd. (“Qiyue”), a direct, wholly-owned subsidiary of Adient Asia, Yanfeng Automotive Trim Systems Company Ltd. (“Yanfeng”), Yanfeng Adient Seating Co., Ltd. (“YFAS”), a joint venture owned, directly or indirectly, by Yanfeng (50.01%) and Adient Asia (49.99%) and KEIPER Seating Mechanisms Co., Ltd. (f/k/a Adient Yanfeng Seating Mechanisms Co., Ltd.) (“KEIPER”), a joint venture owned, directly or indirectly, by Yanfeng (50%) and Adient Asia (50%), entered into a Master Agreement (the “Master Agreement”), pursuant to which the parties have agreed to, among other things, the following transactions (collectively, the “Transactions”) in each case, on the terms and subject to the conditions set forth in the Master Agreement and the relevant agreements to be entered into in connection therewith (as amounts in the Master Agreement are denominated in Chinese Renminbi (“RMB”), below are the RMB amounts from the Master Agreement and a corresponding U.S. Dollars (“USD” or “US$”) amount based on a USD to RMB exchange rate as of March 10, 2021 of 6.51 RMB to each USD):

a)

Adient Asia will transfer all of the issued and outstanding equity interest in YFAS held by Adient Asia, which represents 49.99% of YFAS’s total issued and outstanding equity interest, to Yanfeng pursuant to the Equity Transfer Agreement, dated as of March 12, 2021, by and between Yanfeng and Adient Asia (the “YFAS ETA”), for RMB 8,063.64 million (US$1,238.65 million), of which RMB 3,445.57 million (US$529.27 million) is payable by Yanfeng to Adient Asia upon the YFAS Sale Closing (as defined in the Master Agreement) and RMB 4,618.07 million (US$709.38 million) is payable by Yanfeng to Adient Asia on or before the later of December 21, 2021 and the YFAS Sale Closing (the “YFAS Sale”);

b)

If Qiyue is successful in the public bidding process (which is required to be conducted under People’s Republic of China (“P.R.C.”) law with respect to the sale of state-owned assets) for the issued and outstanding equity interests in the YFAS JVs (as defined in the Master Agreement) held, directly or indirectly by YFAS, then YFAS will transfer all of such equity interests to Qiyue, for a price to be determined by the outcome of the public bidding process and in accordance with the Master Agreement, but which will not be less than RMB 1,753.95 million (US$269.42 million) (the “YFAS JVs Acquisition”);

c)

YFAS will transfer all of the issued and outstanding equity interest in Yanfeng Adient Founder Motor Co., Ltd. (“YFM”) held, directly or indirectly, by YFAS, which represents 70% of YFM’s total issued and outstanding equity interest, to KEIPER for RMB 70.50 million (US$10.83 million) (the “YFM Sale”);

d)

YFAS will transfer all of the issued and outstanding equity interest in Nantong Yanfeng Adient Seating Trim Co., Ltd. (“YFAT”) held, directly or indirectly, by YFAS, which represents 75% of YFAT’s total issued and outstanding equity interest, to KEIPER for RMB 113.02 million (US$17.36 million) (the “YFAT Sale”);

e)

Adient will grant to Yanfeng a license of intellectual property for use on a non-exclusive and perpetual basis for a payment of RMB 385 million (US$59.14 million), and Yanfeng/YFAS will grant to Adient a royalty-free, non-exclusive and perpetual intellectual property license of the Yanfeng/YFAS intellectual property; and

f)

YFAS shall declare and distribute dividends in the amounts and at the times as set forth in the Master Agreement to its shareholders (proportionately to their ownership interest, namely 50.01% to Yanfeng and 49.99% to Adient Asia, except with respect to any amount beyond the minimum amount paid for the acquisition of the YFAS JVs, any which excess amount will be paid solely to Adient Asia) of approximately RMB 4,167.76 million (US$640.21 million) in the aggregate.

The completion of certain Transactions are cross-conditioned on each other and on the completion of the Additional Equity Sales (as defined and discussed in Item 8.01 of this Current Report on Form 8-K) and the completion of certain of the Transactions is subject to various regulatory approvals and other customary closing conditions. Adient expects the Transactions to be completed in the second half of calendar year 2021.

In addition, on March 12, 2021, Adient, Adient Asia, YFAS, Yanfeng and KEIPER, entered into an Ancillary Master Agreement (the “Ancillary Master Agreement”), pursuant to which the parties have agreed to, among other things, the following transactions (collectively, the “Ancillary Transactions”):

a)

Adient Asia and Yanfeng will amend the KEIPER Equity Joint Venture Contract, dated as of January 31, 2020, as amended, and the Articles of Association of KEIPER, dated as of September 9, 2013, as amended, to, among other things, (i) provide that KEIPER will declare and pay certain annual dividends to KEIPER’s shareholders with respect to each of its 2021 to 2023 fiscal years and (ii) upon closing of the earlier of the YFAT Sales (as defined below) or YFM Sale, because of KEIPER’s ownership of YFAT and YFM, certain amendments relating thereto, including modifying the scope of KEIPER’s business to include the manufacture and sale of automotive seat trim products and micro-motors; and

b)	KEIPER and Yanfeng and KEIPER and Adient will each enter into a long-term supply agreement.

The Ancillary Transactions are not cross-conditioned on each other but the completion of the Ancillary Transaction in paragraph (a)(i) above is subject to the completion of YFAS Sale and the Ancillary Transactions in paragraph (b) above are effective upon signing of the Ancillary Master Agreement. The completion of certain of the Ancillary Transactions is subject to customary closing conditions.

The foregoing description of the Master Agreement, the Ancillary Master Agreement and YFAS ETA does not purport to be complete and is qualified in its entirety by reference to the full text of the Master Agreement, the Ancillary Master Agreement and YFAS ETA, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On March 12, 2021, Adient issued a press release announcing the execution of the Master Agreement and Ancillary Master Agreement and entry into the other transactions described in this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The press release includes a link to an investor presentation, which presentation is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

In conjunction with the Transactions, Adient Asia has entered into an agreement (the “Boxun Agreement”) with Chongqing Boxun Industrial Co., Ltd. (“Boxun”). Pursuant to such agreement, upon consummation of the YFAS JVs Acquisition, Adient Asia has provided Boxun with the right to sell and, if exercised, Adient Asia has agreed to purchase, all of the issued and outstanding equity interest in Chongqing Yanfeng Adient Automotive Components Co., Ltd. (“CQYFAS”), one of the YFAS JVs, held by Boxun, which represents 25% of CQYFAS’s total issued and outstanding equity interest (the “Boxun Equity Purchase”) for approximately RMB 825 million (US$126.73 million (based on a USD to RMB exchange rate as of March 10, 2021 of 6.51 RMB to each USD)), subject to adjustment as set forth in the Boxun Agreement. If Adient Asia buys Boxun’s 25% interest of CQYFAS and acquires YFAS’s 50% interest of CQYFAS, then, Adient Asia will own 100% of CQYFAS.

In addition, in conjunction with the Transactions and Ancillary Transactions, Adient has entered into agreements, whereby, Adient Asia will: (i) transfer all of the issued and outstanding equity interest in YFAT held, directly or indirectly, by Adient Asia, which represents 25% of YFAT’s total issued and outstanding equity interest, to KEIPER for RMB 37.68 million (US$5.79 million (based on a USD to RMB exchange rate as of March 10, 2021 of 6.51 RMB to each USD)) (the “Adient YFAT Sale” and together with the YFAT Sale, the “YFAT Sales”); (ii) transfer all of the issued and outstanding equity interest in Guangzhou Dongfeng Adient Seating Co., Ltd. (“GZDFAS”) held by Adient Asia, which represents 25% of GZDFAS’s total issued and outstanding equity interest, to YFAS for RMB 371 million (US$56.99 million (based on a USD to RMB exchange rate as of March 10, 2021 of 6.51 RMB to each USD)) (the “GZDFAS Sale”) and (iii) transfer all of the issued and outstanding equity interest in Hefei Adient Yunhe Automotive Seating Co., Ltd. (“YHAS”) held by Adient Asia, which represents 10% of YHAS’s total issued and outstanding equity interest, to YFAS for

RMB 13.20 million (US$2.03 million (based on a USD to RMB exchange rate as of March 10, 2021 of 6.51 RMB to each USD)) (the “YHAS Sale,” together with the Adient YFAT Sale and GZDFAS Sale, each an “Additional Equity Sale” and collectively, the “Additional Equity Sales”). The completion of each of the Additional Equity Sales is subject to regulatory approvals and other customary closing conditions. Adient expects the Additional Equity Sales to be completed in the second half of calendar year 2021.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibits 99.1 and 99.2 hereto contain forward-looking statements and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s expectations for the Transactions, Ancillary Transactions and Additional Equity Sales, timing, benefits and outcome of the Transactions, Ancillary Transactions or Additional Equity Sales, use of proceeds from the Transactions, Ancillary Transactions and Additional Equity Sales, as well as its future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, market position, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: Adient’s ability to consummate the Transactions, Ancillary Transactions or Additional Equity Sales that may yield additional value for shareholders, the timing, benefits and outcome of the Transactions, Ancillary Transactions or Additional Equity Sales, the effect of the announcement of the Transactions, Ancillary Transactions and Additional Equity Sales on Adient’s business relationships, operating results and business generally, the occurrence of any event, change or other circumstances that could give rise to the termination of the Master Agreement or Ancillary Master Agreement, the failure to satisfy conditions to consummation of the Master Agreement or Ancillary Master Agreement, including the receipt of regulatory approvals (and any conditions, limitations or restrictions placed on these approvals), risks that the Transactions, Ancillary Transactions and Additional Equity Sales disrupt current plans and operations, including potential disruptions with respect to our employees, vendors, clients and customers as well as management diversion or potential litigation, the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties, the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on Adient and its customers, suppliers, joint venture partners and other parties, the ability of Adient to execute its turnaround plan, the ability of Adient to effectively launch new business at forecast and profitable levels, the ability of Adient to meet debt service requirements, the terms of financing, the impact of tax reform legislation through the Tax Cuts and Jobs Act and/or under a new U.S. presidential administration, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations including as may be impacted by the change in U.S. presidential administration, general economic and business conditions, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, changes in consumer demand, work stoppages and similar events, global climate change and related emphasis on ESG matters by various stakeholders, energy and commodity prices, the availability of raw materials and component products, currency exchange rates and cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020 filed with the SEC on November 30, 2020, Quarterly Report on Form 10-Q for the Quarterly Period ended December 31, 2020 filed with the SEC on February 5, 2021, and in subsequent reports filed with or furnished to the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document.

Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections based thereon.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1*	Master Agreement, dated as of March 12, 2021, by and among Adient plc, Adient Asia Holdings Co., Ltd., Qiyue (Shanghai) Trading Co., Ltd., Yanfeng Automotive Trim Systems Co., Ltd., Yanfeng Adient Seating Co., Ltd. and KEIPER Seating Mechanisms Co., Ltd.

10.2*	Ancillary Master Agreement, dated as of March 12, 2021, by and among Adient plc, Adient Asia Holdings Co., Ltd., Yanfeng Adient Seating Co., Ltd., Yanfeng Automotive Trim Systems Co., Ltd. and KEIPER Seating Mechanisms Co., Ltd.

10.3*	Equity Transfer Agreement, dated as of March 12, 2021, by and between Yanfeng Automotive Trim Systems Co., Ltd. and Adient Asia Holdings Co., Ltd.

99.1	Press Release of Adient plc dated March 12, 2021.

99.2	Adient plc Investor Presentation dated March 12, 2021.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

*

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that Adient plc may request confidential treatment of omitted items.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC

Date: March 12, 2021	By:	/s/ Jeffrey M. Stafeil
	Name:	Jeffrey M. Stafeil
	Title:	Executive Vice President and Chief Financial Officer